EXHIBIT  99.2


                                Bette J. Clemens
                                315 Market Street
                            New Cumberland, PA 17070

                                  June 10, 2005

Jane  Butel  Corporation
400  Gold  Street,  SW,  Suite  750
Albuquerque,  NM  87102

Dear  Jane,

Please consider this letter as my official resignation from the Jane Butel Corporation Board of Directors effective immediately.

I  regret  that  this  resignation  was  necessary  and  wish  you  the  best.

Sincerely,

/s/  Bette  Clemens
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Bette  Clemens